Exhibit 10.1

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND AMENDMENT TO OTHER LOAN DOCUMENTS

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND AMENDMENT TO OTHER LOAN DOCUMENTS (this “Amendment”) made as of this 21st day of August, 2015, by and among CARTER/VALIDUS OPERATING PARTNERSHIP, LP, a Delaware limited partnership (the “Borrower”), CARTER VALIDUS MISSION CRITICAL REIT, INC., a Maryland corporation (“REIT”), THE ENTITIES LISTED ON THE SIGNATURE PAGES HEREOF AS SUBSIDIARY GUARANTORS (hereinafter referred to individually as a “Subsidiary Guarantor” and collectively, as “Subsidiary Guarantors”; REIT and the Subsidiary Guarantors are sometimes hereinafter referred to individually as a “Guarantor” and collectively as “Guarantors”), KEYBANK NATIONAL ASSOCIATION, a national banking association (“KeyBank”), THE OTHER LENDERS LISTED ON THE SIGNATURES PAGES HEREOF AS LENDERS (KeyBank and the other lenders are listed on the signatures pages hereof as Lenders, collectively, the “Lenders”), and KEYBANK NATIONAL ASSOCIATION, a national banking association, as Agent for the Lenders (the “Agent”).

W I T N E S S E T H:

WHEREAS, Borrower and KeyBank, individually and as Agent, and the Lenders entered into that certain Second Amended and Restated Credit Agreement dated as of May 28, 2014 (the “Credit Agreement”); and

WHEREAS, each of the Guarantors are a party to that certain Unconditional Guaranty of Payment of Performance in favor of Agent and the Lenders dated as of May 28, 2014 (the “Guaranty”);

WHEREAS, Borrower and Guarantors have requested that the Agent and the Lenders make certain modifications to the Credit Agreement and the Guaranty; and

WHEREAS, the Agent and the Lenders have consented to such modifications, subject to the execution and delivery of this Amendment.

NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

1. Definitions. All terms used herein which are not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

2. Modification of the Credit Agreement. The Agent, the Lenders and the Borrower hereby amend the Credit Agreement as follows:

(a) By inserting the following new definitions in §1.1 of the Credit Agreement:

“Co-Syndication Agent. Each of (i) Bank of America, N.A., a national banking association, but only in the event that Bank of America, N.A. is a Lender,

(ii) Fifth Third Bank, an Ohio corporation, but only in the event that Fifth Third Bank is a Lender, and (iii) SunTrust Bank, a Georgia state banking corporation, but only in the event that SunTrust Bank is a Lender.”

“KCM. KeyBanc Capital Markets, Inc.”

“Joint Lead Arrangers and Bookrunners. Each of (i) KeyBanc Capital Markets, Inc., (ii) Capital One, National Association, (iii) Merrill Lynch, Pierce, Fenner & Smith Incorporated and (iv) SunTrust Robinson Humphrey, Inc.”

“Permitted Equity Investments. Investments in the Equity Interests of any Persons that are not Unconsolidated Affiliates or Wholly Owned Subsidiaries, provided that such Person’s primary business is the ownership, operation and development of Data Center Assets or Medical Assets.”

(b) By deleting the following from subparagraph (b) of the definition of Change of Control in §1.1 of the Credit Agreement: “(excluding, in the case of both clause (b)(ii) and (b)(iii) above, any individual whose initial nomination for, or assumption of office as, a member of the REIT Board occurs as a result of an actual or threatened solicitation of proxies or consents for the election or removal of one or more directors or trustees by any Person or group other than a solicitation for the election of one or more directors or trustees by or on behalf of the REIT Board)”.

(c) By modifying the definition of “Distribution” in §1.1 of the Credit Agreement by inserting the words “or distribution (including, without, limitation, dividend reinvestments)” following the word “dividend” in the third line thereof.

(d) By deleting in its entirety the definition of “Liquidity” in §1.1 of the Credit Agreement.

(e) By modifying the definition of “Unsecured Debt” in §1.1 of the Credit Agreement by deleting the words “Secured Indebtedness” and inserting in lieu thereof the words “Secured Debt”.

(f) By deleting in its entirety the definition of “Titled Agents” appearing in §1.1 of the Credit Agreement, and inserting in lieu thereof the following:

“Titled Agents. The Joint Lead Arrangers and Bookrunners or any syndication or documentation agent.”

(g) By modifying the definition of “Unencumbered Pool Value” in §1.1 of the Credit Agreement by deleting the fifth sentence in its entirety, and inserting in lieu thereof the following:

“Notwithstanding the foregoing, no more than sixty percent (60.0%) of the aggregate Unencumbered Pool Value for all Unencumbered Pool Properties shall be attributable to Medical Assets (and any excess shall be excluded from the Unencumbered Pool Value) to and including August 21, 2016, and fifty-five percent (55.0%) thereafter.”

(h) By deleting in its entirety the definition of “Total Commitment” appearing in §1.1 of the Credit Agreement, and inserting in lieu thereof the following:

“Total Commitment. The sum of the Commitments of the Lenders, as in effect from time to time. As of August 21, 2015, the Total Commitment is FOUR HUNDRED SEVENTY-FIVE MILLION AND NO/100 DOLLARS ($475,000,000.00). The Total Commitment may increase in accordance with §2.11.”

(i) By deleting in its entirety the definition of “Total Revolving Credit Commitment” appearing in §1.1 of the Credit Agreement, and inserting in lieu thereof the following:

“Total Revolving Credit Commitment. The sum of the Revolving Credit Commitments of the Revolving Credit Lenders, as in effect from time to time. As of August 21, 2015, the Total Revolving Credit Commitment is FOUR HUNDRED MILLION AND NO/100 DOLLARS ($400,000,000.00). The Total Revolving Credit Commitment may increase in accordance with §2.11.”

(j) By deleting in its entirety §2.11(a) of the Credit Agreement, and inserting in lieu thereof the following:

“(a) Provided that no Default or Event of Default has occurred and is continuing, subject to the terms and conditions set forth in this §2.11, the Borrower shall have the option at any time and from time to time before the date that is one (1) year prior to the Revolving Credit Maturity Date or the Term Loan Maturity Date, as applicable, to request an increase in the Total Revolving Credit Commitment and/or the Total Term Loan Credit Commitment by giving written notice to the Agent (an “Increase Notice”; and the amount of such requested increase is the “Commitment Increase”), provided that any such individual increase must be in a minimum amount of $5,000,000.00 and increments of $1,000,000.00 in excess thereof, and the Total Commitment shall not exceed $500,000,000.00. Upon receipt of any Increase Notice, the Agent shall consult with KCM and shall notify the Borrower of the amount of the facility fees to be paid to any Lenders who provide an additional Revolving Credit Commitment and/or Term Loan Commitment, as applicable, in connection with such increase in the Revolving Credit Commitment and/or Term Loan Commitment, as applicable. If the Borrower agrees to pay the facility fees so determined, the Agent shall send a notice to all Revolving Credit Lenders or Term Loan Lenders, as applicable (the “Additional Commitment Request Notice”) informing them of the Borrower’s request to increase the Total Revolving Credit

Commitment or the Total Term Loan Commitment, as applicable, and of the facility fees to be paid with respect thereto. Each Revolving Credit Lender or Term Loan Lender, as applicable, who desires to provide an additional Revolving Credit Commitment or Term Loan Commitment, as applicable, upon such terms shall provide Agent with a written commitment letter specifying the amount of the additional Revolving Credit Commitment or Term Loan Commitment, as applicable, which it is willing to provide prior to such deadline as may be specified in the Additional Commitment Request Notice. If the requested increase is oversubscribed then the Agent and KCM shall allocate the Commitment Increase among the Revolving Credit Lenders or Term Loan Lenders, as applicable, who provide such commitment letters on such basis as the Agent and KCM, shall determine in their sole discretion. If the additional Revolving Credit Commitments or Term Loan Commitments, as applicable, so provided are not sufficient to provide the full amount of the Revolving Credit Commitment Increase or the Term Loan Commitment Increase, as applicable, that is requested by the Borrower, then the Agent, KCM, or the Borrower may, but shall not be obligated to, invite one or more banks or lending institutions (which banks or lending institutions shall be acceptable to Agent, KCM, and the Borrower) to become a Revolving Credit Lender or Term Loan Lender, as applicable, and provide an additional Revolving Credit Commitment or Term Loan Commitment, as applicable. The Agent shall provide all Revolving Credit Lenders or Term Loan Lenders, as applicable, with a notice setting forth the amount, if any, of the additional Revolving Credit Commitment or Term Loan Commitment, as applicable, to be provided by each Revolving Credit Lender or Term Loan Lender, as applicable, and the revised Revolving Credit Commitment Percentages or Term Loan Commitment Percentages, as applicable, which shall be applicable after the effective date of the Revolving Credit Commitment Increase or Term Loan Commitment Increase, as applicable, specified therein (the “Commitment Increase Date”). In no event shall any Lender be obligated to provide an additional Revolving Credit Commitment or Term Loan Commitment.”

(k) By deleting in its entirety §2.11(d)(i) of the Credit Agreement, and inserting in lieu thereof the following:

“(i) Payment of Activation Fee. The Borrower shall pay to KCM such facility fees as KCM and the Lenders who are providing an additional Commitment may require to increase the aggregate Commitment, which fees shall, when paid, be fully earned and non-refundable under any circumstances. KCM shall pay to the Lenders acquiring the applicable Commitment Increase certain fees pursuant to their separate agreement; and”

(l) By deleting in its entirety §4.2 of the Credit Agreement, and inserting in lieu thereof the following:

“§4.2 Fees. The Borrower agrees to pay to KeyBank and the Joint Lead Arrangers and Bookrunners for their own account certain fees for services rendered or to be rendered in connection with the Loans as provided pursuant to that certain fee letter dated as of July 31, 2015 between the Borrower, KeyBank, the Joint Lead Arrangers and Bookrunners and certain other parties thereto (the “Agreement Regarding Fees”). All such fees shall be fully earned when paid and nonrefundable under any circumstances. The Borrower agrees and acknowledges that no proceeds of the Loans will be used to pay any arrangement fees, and Borrower will pay for such fees out of pocket.”

(m) By deleting in its entirety §7.2 of the Credit Agreement, and inserting in lieu thereof the following:

“§7.2 Maintenance of Office. The Borrower and each Guarantor will maintain their respective chief executive office at 4890 W. Kennedy Boulevard, Suite 650, Tampa, Florida 33609, or at such other place in the United States of America as the Borrower or any Guarantor shall designate upon thirty (30) days prior written notice to the Agent and the Lenders, where notices, presentations and demands to or upon the Borrower or such Guarantor in respect of the Loan Documents may be given or made.”

(n) By deleting in its entirety §8.3 of the Credit Agreement, and inserting in lieu thereof the following:

“§8.3 Restrictions on Investments. Borrower will not make or permit to exist or to remain outstanding any Investment except Investments in:

(a) marketable direct or guaranteed obligations of the United States of America that mature within one (1) year from the date of purchase by such Borrower or the Guarantor;

(b) marketable direct obligations of any of the following: Federal Home Loan Mortgage Corporation, Student Loan Marketing Association, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Banks, Export-Import Bank of the United States, Federal Land Banks, or any other agency or instrumentality of the United States of America;

(c) demand deposits, certificates of deposit, bankers acceptances and time deposits of United States banks having total assets in excess of $100,000,000;

(d) commercial paper assigned the highest rating by two or more national credit rating agencies and maturing not more than ninety (90) days from the date of creation thereof;

(e) bonds or other obligations having a short term unsecured debt rating of not less than A-1+ by S&P and P-1+ by Moody’s and having a long term debt rating of not less than A by S&P and A1 by Moody’s issued by or by authority of any state of the United States, any territory or possession of the United States, including the Commonwealth of Puerto Rico and agencies thereof, or any political subdivision of any of the foregoing;

(f) repurchase agreements having a term not greater than ninety (90) days and fully secured by securities described in the foregoing subsection (a), (b) or (c) with banks described in the foregoing subsection (c) or with financial institutions or other corporations having total assets in excess of $500,000,000;

(g) shares of so-called “money market funds” registered with the SEC under any mutual fund or other registered investment company that qualifies as a “money market fund” under Rule 2a-7 of the United States Securities and Exchange Commission, or any successor thereto which have total assets in excess of $50,000,000;

(h) in Land Assets;

(i) by Borrower in non-Wholly Owned Subsidiaries and Unconsolidated Affiliates;

(j) by Borrower or its Subsidiaries in Permitted Equity Investments;

(k) by the Borrower or its Subsidiaries (other than the Subsidiary Guarantors) in Mortgage Note Receivables secured by properties that meet the property type requirements of a Data Center Asset or a Medical Asset; and

(l) acquisition of fee simple interests or long-term ground lease interests in Real Estate by Borrower or its Subsidiaries that meet the property type requirements of a Data Center Asset or a Medical Asset.

Notwithstanding the foregoing, in no event shall (x) the aggregate value of the holdings of REIT and its Subsidiaries in the Investments described in §8.3(h)-(k) exceed twenty-five percent (25%) of Gross Asset Value at any time, (y) the aggregate value of the holdings of REIT and its Subsidiaries in Permitted Equity Investments described in §8.3(j) exceed ten percent (10%) of Gross Asset Value at any time, or (z) REIT and its Subsidiaries make any Investments other than those outlined in the Prospectus.

For the purposes of this §8.3, the Investment of REIT or its Subsidiaries in any non-Wholly Owned Subsidiaries and Unconsolidated Affiliates will equal (without duplication) the sum of such Person’s pro rata share of any Investments valued at the GAAP book value.”

(o) By deleting in its entirety §9.4 of the Credit Agreement, and inserting in lieu thereof the following:

“§9.4 Minimum Consolidated Tangible Net Worth. The Borrower will not at any time permit Consolidated Tangible Net Worth to be less than the sum of (i) $900,000,000.00, plus (ii) seventy-five percent (75%) of the sum of any additional Net Offering Proceeds after the date of this Agreement.”

(p) By deleting the addresses for notices to the Borrower in §19 of the Credit Agreement, and inserting in lieu thereof the following:

“If to the Borrower:

Carter/Validus Operating Partnership, LP

4890 W. Kennedy Blvd., Suite 650

Tampa, Florida 33609

Attn: Todd Sakow, Chief Financial Officer

Telecopy No.: (813) 287-0397

With a copy to:

Morris, Manning and Martin, LLP

1600 Atlanta Financial Center

3343 Peachtree Road, N.E.

Atlanta, Georgia 30326

Attn: Heath D. Linsky, Esq.

Telecopy No.: (404) 365-9532”

(q) By deleting the references to “Arranger” in each place where it appears in §§7.4, 15, 16, 27 and 32, and inserting in lieu thereof the words “Joint Lead Arrangers and Bookrunners”.

(r) By deleting in its entirety Schedule 1.1 of the Credit Agreement, and inserting in lieu thereof Schedule 1.1 attached to this Amendment.

3. Modification to Guaranty. Guarantors, Agent and the Lenders do hereby modify and amend the Guaranty by deleting in its entirety paragraph (a) on page 1 of the Guaranty, appearing on page 1 thereof, and inserting in lieu thereof the following:

“(a) the full and prompt payment when due, whether by acceleration or otherwise, either before or after maturity thereof, of (i) the Revolving Credit Notes made by Borrower to the order of the Revolving Credit Lenders in the aggregate principal face amount of up to Four Hundred Million and No/100 Dollars ($400,000,000.00), subject to increases resulting from increases in the Total Revolving Credit Commitment to not more than $425,000,000.00 as provided in Section 2.11 of the Credit Agreement, (ii) the Term Loan Notes made by Borrower to the order of the Term Loan Lenders in the aggregate principal face amount of up to Seventy-Five Million and No/100 Dollars ($75,000,000.00), subject to increases resulting from increases in the Total Term Loan Commitment to not more than $100,000,000.00 as provided in Section 2.11 of the Credit Agreement, and (iii) the Swing Loan Note, made by the Borrower to the order of KeyBank in the principal face amount of Ten Million and No/100 Dollars ($10,000,000.00), together with interest as provided in the Revolving Credit Notes, the Term Loan Notes and the Swing Loan Note and together with any replacements, supplements, renewals, modifications, consolidations, restatements, increases and extensions thereof; and”

4. Commitments; New Lenders.

(a) As of the “Effective Date” (as hereinafter defined) of this Amendment and following satisfaction of all conditions thereto as provided herein, the amount of each Lender’s Revolving Credit Commitment, Term Loan Commitment and Total Commitment shall be the amount set forth on Schedule 1.1 attached hereto. In connection with the Commitment Increase, each existing Lender shall be issued on the Effective Date a replacement Revolving Credit Note in the principal face amount of its Revolving Credit Commitment, which will be a “Revolving Credit Note” under the Credit Agreement. Each such Revolving Credit Note shall provide that it is a replacement for the existing Revolving Credit Note of each such Revolving Credit Lender, and following the Effective Date each existing Revolving Credit Lender will promptly return to Borrower its existing Revolving Credit Note that is being replaced marked “Replaced”.

(b) In connection with the increase of the Revolving Credit Commitment pursuant to this Amendment and §2.11 of the Credit Agreement, Fifth Third Bank, an Ohio corporation, Hancock Bank, a trade name of Whitney Bank, Woodforest National Bank, and Mega International Commercial Bank Co. Ltd. Silicon Valley Branch and Renasant Bank (each a “New Lender”) shall on the Effective Date be issued a Revolving Credit Note in the principal face amount of its Revolving Credit Commitment, respectively, which will be a “Revolving Credit Note” under the Credit Agreement, and on the Effective Date each New Lender shall be a Lender under the Credit Agreement. Each New Lender makes and confirms to the Agent and the other Lenders all of the representations, warranties and covenants of a Lender under Articles 14 and 18 of the Loan Agreement. Without limiting the foregoing, each New Lender (a) represents and warrants that it is legally authorized to, and has full power and authority to, enter into this Amendment and perform its obligations under this Amendment, the Credit Agreement and the other Loan Documents; (b) confirms that it has received copies of such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and become a party to the Credit Agreement; (c) agrees that it has made its own decision to become a Lender under the Credit Agreement without reliance upon any Lender, Agent, Titled Agent or any affiliate or subsidiary of any thereof, and has and will, independently and without reliance upon any Lender, the Agent, any Titled Agent or any affiliate or subsidiary of any thereof and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in evaluating the Loans, the Loan Documents, the creditworthiness of the Borrower and the Guarantors and the value of any assets of the Borrower and the Guarantors, and taking or not taking action under the Loan Documents; (d) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers as are reasonably incidental thereto pursuant to the terms of the Loan Documents; (e) agrees that, by this Amendment, such New Lender has become a party to and will perform in accordance with their terms all the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender; (f) represents and warrants that such New Lender is not a Person controlling, controlled by or under common control with, or which is not otherwise free from influence or control by, any of the Borrower, REIT or any other Guarantor and is not a Defaulting Lender or an Affiliate of a Defaulting Lender and (g) such New Lender has a net worth or unfunded capital commitment as of the date hereof of not less than $100,000,000.00 unless waived in writing by Borrower and Agent.

(c) By its signature below, each New Lender hereby agrees from and after the Effective Date to perform all obligations as a Lender and with respect to its Revolving Credit Commitment as set forth in this Amendment, the Credit Agreement and the other Loan Documents, as if such New Lender were an original Lender and signatory to the Credit Agreement, which obligations shall include, but shall not be limited to, the obligation to make Revolving Credit Loans to the Borrower with respect to its Revolving Credit Commitment as required under the Credit Agreement, the obligation to pay amounts due in respect of Swing Loans as set forth in §2.5 of the Credit Agreement, the obligation to pay amounts due in respect of draws under Letters of Credit as required under §2.10 of the Credit Agreement, and in any case the obligation to indemnify the Agent as provided therein. Each New Lender acknowledges and confirms that its address for notices and LIBOR Lending Office for Revolving Credit Loans is as set forth on the signature pages hereto.

(d) On the Effective Date of this Amendment the outstanding principal balance of the Revolving Credit Loans shall be reallocated among the Revolving Credit Lenders such that the outstanding principal amount of Revolving Credit Loans owed to each Revolving Credit Lender shall be equal to such Revolving Credit Lender’s Revolving Credit Commitment Percentage of the outstanding principal amount of all Revolving Credit Loans. The participation interests of the Revolving Credit Lenders in Swing Loans and Letters of Credit shall be similarly adjusted. On the Effective Date, each of those Revolving Credit Lenders whose Revolving Credit Commitment Percentage is increasing shall advance the funds to the Agent and the funds so advanced shall be distributed among the Revolving Credit Lenders whose Revolving Credit Commitment Percentage is decreasing as necessary to accomplish the required reallocation of the outstanding Revolving Credit Loans.

5. References to Amended Documents. All references in the Loan Documents to the Credit Agreement and the Guaranty amended in connection with this Amendment shall be deemed a reference to the Credit Agreement and the Guaranty as modified and amended herein.

6. Consent of Borrower and Guarantors. By execution of this Amendment, Guarantors hereby expressly consent to the modifications and amendments relating to the Credit Agreement and the Guaranty as set forth herein, and Borrower and Guarantors hereby acknowledge, represent and agree that the Loan Documents (including, without limitation, the Guaranty), as modified and amended herein or in connection with this Amendment, remain in full force and effect and constitute the valid and legally binding obligation of Borrower and Guarantors, respectively, enforceable against such Persons in accordance with their respective terms, and that the Guaranty extends to and applies to the foregoing documents as modified and amended.

7. Representations. Borrower and Guarantors represent and warrant to Agent and the Lenders as follows:

(a) Authorization. The execution, delivery and performance of this Amendment and the transactions contemplated hereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of such Persons, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of such Persons is subject or any judgment, order, writ, injunction, license or permit applicable to such Persons, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement or certificate, certificate of formation, operating agreement, articles of incorporation or other charter documents or bylaws of, or any mortgage, indenture, agreement, contract or other instrument binding upon, any of such Persons or any of its properties or to which any of such Persons is subject, and (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of such Persons, other than the liens and encumbrances created by the Loan Documents.

(b) Enforceability. The execution and delivery of this Amendment are valid and legally binding obligations of Borrower and Guarantors enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity.

(c) Approvals. The execution, delivery and performance of this Amendment and the transactions contemplated hereby do not require the approval or consent of or approval of any Person or the authorization, consent, approval of or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained.

(d) Reaffirmation. Borrower and Guarantors reaffirm and restate as of the date hereof each and every representation and warranty made by the Borrower, the Guarantors and their respective Subsidiaries in the Loan Documents or otherwise made by or on behalf of such Persons in connection therewith except for representations or warranties that expressly relate to an earlier date.

8. No Default. By execution hereof, the Borrower and Guarantors certify that the Borrower and Guarantors are and will be in compliance with all covenants under the Loan Documents after the execution and delivery of this Amendment, and that no Default or Event of Default has occurred and is continuing.

9. Waiver of Claims. Borrower and Guarantors acknowledge, represent and agree that Borrower and Guarantors as of the date hereof have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loans or with respect to any acts or omissions of Agent or any of the Lenders, or any past or present officers, agents or employees of Agent or any of the Lenders, and each of Borrower and Guarantors does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.

10. Ratification. Except as hereinabove set forth or in any other document previously executed or executed in connection herewith, all terms, covenants and provisions of the Credit Agreement and the Guaranty amended in connection herewith remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Credit Agreement, the Guaranty and other Loan Documents as modified and amended herein and therein. Guarantors hereby consent to the terms of this Amendment and ratify the Guaranty. Nothing in this Amendment or any other document delivered in connection herewith shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents (including without limitation the Guaranty).

11. Counterparts. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.

12. Miscellaneous. THIS AMENDMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement.

13. Effective Date. The obligations of the undersigned parties under Sections 2, 3 and 4 of this Amendment shall be deemed effective and in full force and effect (the “Effective Date”) only upon confirmation by the Agent of the satisfaction of the following conditions:

(a) the execution and delivery of this Amendment by Borrower, Guarantors, Agent, each New Lender, the Majority Lenders and each Lender whose Revolving Credit Commitment is increasing or decreasing pursuant to this Amendment (and the delivery to the Borrower of a copy of such fully-executed Amendment by the Agent shall be evidence of satisfaction of this condition);

(b) the delivery to Agent of an opinion of counsel to the Borrower and the Guarantors addressed to the Agent and the Lenders dated as of the Effective Date covering such matters as the Agent may reasonably request;

(c) the delivery to Agent of a Revolving Credit Note duly executed by the Borrower in favor of each New Lender and each Lender with a Revolving Credit Commitment in the amount set forth next to such Lender’s name on Schedule 1.1 attached hereto;

(d) receipt by Agent of evidence that the Borrower shall pay contemporaneously with the Effective Date all fees (including legal fees) due and payable with respect to this Amendment and the Commitment Increase;

(e) with respect to Borrower and each Guarantor, receipt by Agent of (i) such resolutions, secretary’s and incumbency certificates, and organizational documents, in each case as the Agent may reasonably request, and (ii) good standing certificates for their respective state of incorporation or formation issued not more than thirty (30) days prior to the Effective Date, in each case as the Agent may reasonably request;

(f) such other conditions as Agent may require in its reasonable discretion.

IN WITNESS WHEREOF, the parties hereto have hereto set their hands and affixed their seals as of the day and year first above written.

BORROWER:

CARTER/VALIDUS OPERATING PARTNERSHIP, LP, a Delaware limited partnership

By:	Carter Validus Mission Critical REIT, Inc.,
a Maryland corporation, its general partner

	By:	/s/ Todd M. Sakow
	Name:	Todd M. Sakow
	Title:	Chief Financial Officer

(CORPORATE SEAL)

REIT:

CARTER VALIDUS MISSION CRITICAL REIT, INC., a Maryland corporation

By:	/s/ Todd M. Sakow
Name:	Todd M. Sakow
Title:	Chief Financial Officer

(CORPORATE SEAL)

KeyBank/CV Reit I: Signature Page to First Amendment to

Second Amended and Restated Credit Agreement and Amendment To Other Loan Documents

SUBSIDIARY GUARANTORS:

HC-2501 W WILLIAM CANNON DR, LLC
DC-19675 W. TEN MILE, LLC
DC-1221 COIT ROAD, LLC
DC-5000 BOWEN ROAD, LLC
HC-8451 PEARL STREET, LLC
HC-3873 N. PARKVIEW DRIVE, LLC
DC-2 CHRISTIE HEIGHTS, LLC
HC-2257 KARISA DRIVE, LLC
HC-239 S. MOUNTAIN BOULEVARD MANAGEMENT, LLC
DC-15 SHATTUCK ROAD, LLC
DC-5150 MCCRIMMON PARKWAY, LLC
HC-1940 TOWN PARK BOULEVARD, LLC
HC-1946 TOWN PARK BOULEVARD, LLC
HC-17322 RED OAK DRIVE, LLC
DC-N15W24250 RIVERWOOD DRIVE, LLC
HC-10323 STATE HIGHWAY 151, LLC
HC-5101 MEDICAL DRIVE, LLC
HC-5330 N. LOOP 1604 WEST, LLC
HC-3436 MASONIC DRIVE, LLC
HC-42570 SOUTH AIRPORT ROAD, LLC
DC-1805 CENTER PARK DRIVE, LLC
DC-615 NORTH 48TH STREET, LLC
DC-8521 EAST PRINCESS DRIVE, LLC
HCP-SELECT MEDICAL, LLC
HC-1101 KALISTE SALOOM ROAD, LLC
HC-116 EDDIE DOWLING HIGHWAY, LLC
DC-1099 WALNUT RIDGE DRIVE, LLC
HCP-DERMATOLOGY ASSOCIATES, LLC
DC-1001 WINDWARD CONCOURSE, LLC
HC-800 EAST 68TH STREET, LLC
DC-1650 UNION HILL ROAD, LLC
HCP-RTS, LLC, each a Delaware limited liability company

By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, their sole member

By:	Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its general partner

By:	/s/ Todd M. Sakow
Name:	Todd M. Sakow
Title:	Chief Financial Officer

(CORPORATE SEAL)

[SIGNATURES CONTINUED ON NEXT PAGE]

KeyBank/CV Reit I: Signature Page to First Amendment to

Second Amended and Restated Credit Agreement and Amendment To Other Loan Documents

HC-239 S. MOUNTAIN BOULEVARD, LP, a Delaware limited partnership

By:	HC-239 S. Mountain Boulevard Management, LLC, a Delaware limited liability company, its sole general partner

	By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

		By:	Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its General Partner

			By:	/s/ Todd M. Sakow
			Name:	Todd M. Sakow
			Title:	Chief Financial Officer

(CORPORATE SEAL)

GREEN MEDICAL INVESTORS, LLP, a Florida limited liability limited partnership

By:	HC-1946 Town Park Boulevard, LLC, a Delaware limited liability company, its general partner

	By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

		By:	Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its general partner

		By:	/s/ Todd M. Sakow
		Name:	Todd M. Sakow
		Title:	Chief Financial Officer

(CORPORATE SEAL)

[SIGNATURES CONTINUED ON NEXT PAGE]

KeyBank/CV Reit I: Signature Page to First Amendment to

Second Amended and Restated Credit Agreement and Amendment To Other Loan Documents

GREEN WELLNESS INVESTORS, LLP, a Florida limited liability limited partnership

By:	HC-1940 Town Park Boulevard, LLC, a Delaware limited liability company, its general partner

	By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

		By:	Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its general partner

			By:	/s/ Todd M. Sakow
			Name:	Todd M. Sakow
			Title:	Chief Financial Officer

(CORPORATE SEAL)

[SIGNATURES CONTINUED ON NEXT PAGE]

KeyBank/CV Reit I: Signature Page to First Amendment to

Second Amended and Restated Credit Agreement and Amendment To Other Loan Documents

HC-77-840 FLORA ROAD, LLC
HC-40055 BOB HOPE DRIVE, LLC
HC-5829 29 PALMS HIGHWAY, LLC
HC-8991 BRIGHTON LANE, LLC
HC-6555 CORTEZ, LLC
HC-601 REDSTONE AVENUE WEST, LLC
HC-2270 COLONIAL BLVD, LLC
HC-2234 COLONIAL BLVD, LLC
HC-1026 MAR WALT DRIVE, NW, LLC
HC-7751 BAYMEADOWS RD. E., LLC
HC-1120 LEE BOULEVARD, LLC
HC-8625 COLLIER BLVD., LLC
HC-6879 US HIGHWAY 98 WEST, LLC
HC-7850 N. UNIVERSITY DRIVE, LLC
HC-#2 PHYSICIANS PARK DR., LLC
HC-52 NORTH PECOS ROAD, LLC
HC-6160 S. FORT APACHE ROAD, LLC
HC-187 SKYLAR DRIVE, LLC
HC-860 PARKVIEW DRIVE NORTH, UNITS A&B, LLC
HC-6310 HEALTH PKWY, UNITS 100 & 200, LLC, each a Delaware limited liability company

By:	HCP-RTS, LLC, a Delaware limited liability company, their sole member

By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

By:	Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its general partner

By:	/s/ Todd M. Sakow
Name:	Todd M. Sakow
Title:	Chief Financial Officer

(CORPORATE SEAL)

[INCLUDE ADDITIONAL SUBSIDIARY GUARANTORS]

[SIGNATURES CONTINUED ON NEXT PAGE]

KeyBank/CV Reit I: Signature Page to First Amendment to

Second Amended and Restated Credit Agreement and Amendment To Other Loan Documents

AGENT AND LENDERS:

KEYBANK NATIONAL ASSOCIATION,
individually and as Agent

By:	/s/ Kristin Centracchio
Name:	Kristin Centracchio
Title:	Vice President

[SIGNATURES CONTINUED ON NEXT PAGE]

KeyBank/CV Reit I: Signature Page to First Amendment to

Second Amended and Restated Credit Agreement and Amendment To Other Loan Documents

BANK OF AMERICA, N.A., individually and as Co-Syndication Agent

By:	/s/ Christopher J. Thompson
Name:	Christopher J. Thompson
Title:	Vice President

[SIGNATURES CONTINUED ON NEXT PAGE]

KeyBank/CV Reit I: Signature Page to First Amendment to

Second Amended and Restated Credit Agreement and Amendment To Other Loan Documents

CAPITAL ONE, NATIONAL ASSOCIATION, individually and as Documentation Agent

By:	/s/ Todd Gordon
Name:	Todd Gordon
Title:	Managing Director

[SIGNATURES CONTINUED ON NEXT PAGE]

KeyBank/CV Reit I: Signature Page to First Amendment to

Second Amended and Restated Credit Agreement and Amendment To Other Loan Documents

SUNTRUST BANK, individually and as Co-Syndication Agent

By:	/s/ Danny Stover
Name:	Danny Stover
Title:	First Vice President

[SIGNATURES CONTINUED ON NEXT PAGE]

KeyBank/CV Reit I: Signature Page to First Amendment to

Second Amended and Restated Credit Agreement and Amendment To Other Loan Documents

RBS CITIZENS, N.A.

By:	/s/ Brad Bindas
Name:	Brad Bindas
Title:	Senior Vice President

[SIGNATURES CONTINUED ON NEXT PAGE]

KeyBank/CV Reit I: Signature Page to First Amendment to

Second Amended and Restated Credit Agreement and Amendment To Other Loan Documents

SYNOVUS BANK

By:	/s/ David W. Bowman
Name:	David W. Bowman
Title:	Director

[SIGNATURES CONTINUED ON NEXT PAGE]

KeyBank/CV Reit I: Signature Page to First Amendment to

Second Amended and Restated Credit Agreement and Amendment To Other Loan Documents

CADENCE BANK, N.A.

By:	/s/ Drew Healy
Name:	Drew Healy
Title:	Senior Vice President

[SIGNATURES CONTINUED ON NEXT PAGE]

KeyBank/CV Reit I: Signature Page to First Amendment to

Second Amended and Restated Credit Agreement and Amendment To Other Loan Documents

TEXAS CAPITAL BANK, N.A.

By:	/s/ Rob Delph
Name:	Rob Delph
Title:	Executive Vice President

[SIGNATURES CONTINUED ON NEXT PAGE]

KeyBank/CV Reit I: Signature Page to First Amendment to

Second Amended and Restated Credit Agreement and Amendment To Other Loan Documents

FIFTH THIRD BANK, an Ohio corporation, individually and as Co-Syndication Agent

By:	/s/ John Reynolds
Name:	John Reynolds
Title:	Vice President

[SIGNATURES CONTINUED ON NEXT PAGE]

KeyBank/CV Reit I: Signature Page to First Amendment to

Second Amended and Restated Credit Agreement and Amendment To Other Loan Documents

EASTERN BANK

By:	/s/ Jared H. Ward
Name:	Jared H. Ward
Title:	Senior Vice President

[SIGNATURES CONTINUED ON NEXT PAGE]

KeyBank/CV Reit I: Signature Page to First Amendment to

Second Amended and Restated Credit Agreement and Amendment To Other Loan Documents

UNITED COMMUNITY BANK

By:	/s/ Charles D. Chamberlain
Name:	Charles D. Chamberlain
Title:	Senior Vice President

[SIGNATURES CONTINUED ON NEXT PAGE]

KeyBank/CV Reit I: Signature Page to First Amendment to

Second Amended and Restated Credit Agreement and Amendment To Other Loan Documents

HANCOCK BANK, a trade name of Whitney Bank

By:	/s/ Brian Hendricks
Name:	Brian Hendricks
Title:	Senior Vice President

[SIGNATURES CONTINUED ON NEXT PAGE]

KeyBank/CV Reit I: Signature Page to First Amendment to

Second Amended and Restated Credit Agreement and Amendment To Other Loan Documents

WOODFOREST NATIONAL BANK

By:	/s/ Christin Allphin
Name:	Christin Allphin
Title:	Senior Vice President

[SIGNATURES CONTINUED ON NEXT PAGE]

KeyBank/CV Reit I: Signature Page to First Amendment to

Second Amended and Restated Credit Agreement and Amendment To Other Loan Documents

MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD. SILICON VALLEY BRANCH

By:	/s/ Nian Tyz Yeh
Name:	Nian Tyz Yeh
Title:	V.P. & G.M.

[SIGNATURES CONTINUED ON NEXT PAGE]

KeyBank/CV Reit I: Signature Page to First Amendment to

Second Amended and Restated Credit Agreement and Amendment To Other Loan Documents

AMERICAN MOMENTUM BANK

By:	/s/ Teresa Eoff
Name:	Teresa Eoff
Title:	Senior Vice President

[SIGNATURES CONTINUED ON NEXT PAGE]

KeyBank/Carter Validus: Signature Page to First Amendment to

Second Amended and Restated Credit Agreement and Amendment To Other Loan Documents

RENASANT BANK

By:	/s/ Craig Gardella
Name:	Craig Gardella
Title:	Executive Vice President

KeyBank/Carter Validus: Signature Page to First Amendment to

Second Amended and Restated Credit Agreement and Amendment To Other Loan Documents

SCHEDULE 1.1

LENDERS AND COMMITMENTS

REVOLVING CREDIT COMMITMENTS

Name and Address	Revolving Credit Commitment	Revolving Credit Commitment Percentage
KeyBank National Association 1200 Abernathy Road, Suite 1550 Atlanta, Georgia 30328 Attention: Daniel Stegemoeller Telephone: 770-510-2102 Facsimile: 770-510-2195	$50,950,000.00	12.7375%

LIBOR Lending Office Same as Above

Capital One, National Association 4445 Willard Ave, 6th Floor Chevy Chase, Maryland 20815 Attn: Nathan Brenneman Telecopy: 301-280-0299 Telephone: 301-280-0215	$50,950,000.00	12.7375%

LIBOR Lending Office Same as Above

Bank of America, N.A. One Bank of America Plaza 421 Fayetteville Street, Suite 1706 Raleigh, North Carolina 27601 Attn: Patricia H. Gardenhire Telephone: 919-829-6683 Facsimile: 919-829-6713	$50,950,000.00	12.7375%

LIBOR Lending Office Same as Above

Schedule 1.1 – Page 1

Name and Address	Revolving Credit Commitment	Revolving Credit Commitment Percentage
SunTrust Bank 8330 Boone Boulevard, Suite 800 Vienna, Virginia 22812 Attn: Nancy B. Richards Telephone: 703-442-1557 Facsimile: 703-442-1570	$50,950,000.00	12.7375%

LIBOR Lending Office Same as Above

RBS Citizens, N.A. 1215 Superior Avenue Cleveland, Ohio 44114 Attn: Brad Bindas Telephone: 216-277-0507 Facsimile: 216-277-7577	$31,800,000.00	7.95%

LIBOR Lending Office Same as Above

Synovus Bank 800 Shades Creek Parkway Birmingham, Alabama 35209 Attention: Virgie Johnson Telephone: 205-868-4840 Facsimile: 205-868-4749	$28,350,000.00	7.0875%

LIBOR Lending Office Same as Above

Cadence Bank, N.A. 3100 West End, Suite 175 Nashville, Tennessee 37203 Attn: Drew Healy Telephone: 615-245-0209 Facsimile:	$26,100,000.00	6.525%

LIBOR Lending Office Same as Above

Schedule 1.1 – Page 2

Name and Address	Revolving Credit Commitment	Revolving Credit Commitment Percentage
Texas Capital Bank, N.A. 2000 McKinney Avenue, Suite 700 Dallas, Texas 75201 Attention: Rob Delph Telephone: 214-932-6607 Facsimile: 214-932-6864	$26,100,000.00	6.525%

LIBOR Lending Office Same as Above

Fifth Third Bank 1000 Town Center MD JTWN4I Southfield, Michigan 48075 Attn: Chris Roper Telephone: 248-603-0128 Facsimile: 248-603-0583	$22,450,000.00	5.6125%

LIBOR Lending Office Same as Above

Eastern Bank 605 Broadway, LF-24 Saugus, Massachusetts 01906 Attn: Jared H. Ward Telephone: 781-581-4261 Facsimile: 781-581-4225	$14,150,000.00	3.5375%

LIBOR Lending Office Same as Above

United Community Bank 40 W. Broad Street, Suite 510 Greenville, South Carolina 29601 Attn: Charles D. Chamberlain Telephone: Facsimile:	$11,900,000.00	2.975%

LIBOR Lending Office Same as Above

Schedule 1.1 – Page 3

Name and Address	Revolving Credit Commitment	Revolving Credit Commitment Percentage
Hancock Bank 2202 N. Westshore Blvd., Suite 150 Tampa, Florida 33607 Attn: Laura Musella Telephone: 727-287-3219 Facsimile: 813-877-7481	$11,225,000.00	2.80625%

LIBOR Lending Office Same as Above

Woodforest National Bank 25234 Grogans Mill Road, Suite 450 The Woodlands, Texas 77380 Attn: Laurie Blanton Telephone: 832-375-2122 Facsimile: 832-375-3122	$8,975,000.00	2.24375%

LIBOR Lending Office Same as Above

Renasant Bank 1820 West End Avenue Nashville, Tennessee 37203 Attn: Craig Gardella Telephone: 615-234-1625 Facsimile: 615-340-3027	$6,700,000.00	1.675%

LIBOR Lending Office Same as Above

Mega International Commercial Bank Co., Ltd. Silicon Valley Branch 333 W. San Carlos Street, Suite 100 San Jose, California 95110 Attn: Christine Ma Telephone: 408-283-1888 Facsimile: 408-283-1678	$4,500,000.00	1.125%

LIBOR Lending Office Same as Above

Schedule 1.1 – Page 4

Name and Address	Revolving Credit Commitment	Revolving Credit Commitment Percentage
American Momentum Bank One Momentum Boulevard College Station, Texas 77845 Attn: Teresa Eoff Telephone: 979-599-9374 Facsimile: 979-599-5019	$3,950,000.00	0.9875%

LIBOR Lending Office Same as Above

TOTAL	$400,000,000.00	100.0%

Schedule 1.1 – Page 5

TERM LOAN COMMITMENTS

Name and Address	Term Loan Commitment	Term Loan Commitment Percentage
KeyBank National Association 1200 Abernathy Road, N.E., Suite 1550 Atlanta, Georgia 30328 Attention: Daniel Stegemoeller Telephone: 770-510-2102 Facsimile: 770-510-2195	$10,275,000.00	13.70%

LIBOR Lending Office Same as Above

Capital One, National Association 4445 Willard Avenue, 6th Floor Chevy Chase, Maryland 20815 Attn: Nathan Brenneman Telephone: 301-280-0215 Facsimile: 301-280-0299	$10,275,000.00	13.70%

LIBOR Lending Office Same as Above

Bank of America, N.A. One Bank of America Plaza 421 Fayetteville Street, Suite 1706 Raleigh, North Carolina 27601 Attn: Patricia H. Gardenhire Telephone: 919-829-6683 Facsimile: 919-829-6713	$10,275,000.00	13.70%

LIBOR Lending Office Same as Above

SunTrust Bank 8330 Boone Boulevard, Suite 800 Vienna, Virginia 22812 Attn: Nancy B. Richards Telephone: 703-442-1557 Facsimile: 703-442-1570	$10,275,000.00	13.70%

LIBOR Lending Office Same as Above

Schedule 1.1 – Page 1

Name and Address	Term Loan Commitment	Term Loan Commitment Percentage
RBS Citizens, N.A. 1215 Superior Avenue Cleveland, Ohio 44114 Attn: Brad Bindas Telephone: 216-277-0507 Facsimile: 216-277-7577	$8,200,000.00	10.93333333%

LIBOR Lending Office Same as Above

Cadence Bank, N.A. 3100 West End, Suite 175 Nashville, Tennessee 37203 Attn: Drew Healy Telephone: 615-245-0209 Facsimile:	$6,150,000.00	8.20%

LIBOR Lending Office Same as Above

Synovus Bank 800 Shades Creek Parkway Birmingham, Alabama 35209 Attention: Virgie Johnson Telephone: 205-868-4840 Facsimile: 205-868-4749	$6,150,000.00	8.20%

LIBOR Lending Office Same as Above

Texas Capital Bank, N.A. 2000 McKinney Avenue, Suite 700 Dallas, Texas 75201 Attention: Rob Delph Telephone: 214-932-6607 Facsimile: 214-932-6864	$6,150,000.00	8.20%

LIBOR Lending Office Same as Above

Eastern Bank 605 Broadway, LF-24 Saugus, Massachusetts 01906 Attn: Jared H. Ward Telephone: 781-581-4261 Facsimile: 781-581-4225	$3,100,000.00	4.13333333%

LIBOR Lending Office Same as Above

Schedule 1.1 – Page 2

Name and Address	Term Loan Commitment	Term Loan Commitment Percentage
United Community Bank 40 W. Broad St. Suite 510 Greenville, South Carolina 29601 Attn: Charles D. Chamberlain Telephone: Facsimile:	$3,100,000.00	4.13333333%

LIBOR Lending Office Same as Above

American Momentum Bank One Momentum Boulevard College Station, Texas 77845 Attn: Teresa Eoff Telephone: 979-599-9374 Facsimile: 979-599-5019	$1,050,000.00	1.40%

LIBOR Lending Office Same as Above

TOTAL	$75,000,000.00	100.0%

Schedule 1.1 – Page 3

TOTAL COMMITMENTS

Name and Address	Total Commitment	Total Commitment Percentage
KeyBank National Association 1200 Abernathy Road, N.E., Suite 1550 Atlanta, Georgia 30328 Attention: Daniel Stegemoeller Telephone: 770-510-2102 Facsimile: 770-510-2195	$61,225,000.00	12.889473684%

LIBOR Lending Office Same as Above

Capital One, National Association 4445 Willard Avenue, 6th Floor Chevy Chase, Maryland 20815 Attn: Nathan Brenneman Telephone: 301-280-0215 Facsimile: 301-280-0299	$61,225,000.00	12.889473684%

LIBOR Lending Office Same as Above

Bank of America, N.A. One Bank of America Plaza 421 Fayetteville Street, Suite 1706 Raleigh, North Carolina 27601 Attn: Patricia H. Gardenhire Telephone: 919-829-6683 Facsimile: 919-829-6713	$61,225,000.00	12.889473684%

LIBOR Lending Office Same as Above

SunTrust Bank 8330 Boone Boulevard, Suite 800 Vienna, Virginia 22812 Attn: Nancy B. Richards Telephone: 703-442-1557 Facsimile: 703-442-1570	$61,225,000.00	12.889473684%

LIBOR Lending Office Same as Above

Schedule 1.1 – Page 4

Name and Address	Total Commitment	Total Commitment Percentage
RBS Citizens, N.A. 1215 Superior Avenue Cleveland, Ohio 44114 Attn: Brad Bindas Telephone: 216-277-0507 Facsimile: 216-277-7577	$40,000,000.00	8.421052632%

LIBOR Lending Office Same as Above

Synovus Bank 800 Shades Creek Parkway Birmingham, Alabama 35209 Attention: Virgie Johnson Telephone: 205-868-4840 Facsimile: 205-868-4749	$34,500,000.00	7.263157895%

LIBOR Lending Office Same as Above

Cadence Bank, N.A. 3100 West End, Suite 175 Nashville, Tennessee 37203 Attn: Drew Healy Telephone: 615-245-0209 Facsimile:	$32,250,000.00	6.789473684%

LIBOR Lending Office Same as Above

Texas Capital Bank, N.A. 2000 McKinney Avenue, Suite 700 Dallas, Texas 75201 Attention: Rob Delph Telephone: 214-932-6607 Facsimile: 214-932-6864	$32,250,000.00	6.789473684%

LIBOR Lending Office Same as Above

Fifth Third Bank 1000 Town Center MD JTWN4I Southfield, Michigan 48075 Attn: Chris Roper Telephone: 248-603-0128 Facsimile: 248-603-0583	$22,450,000.00	4.726315789%

LIBOR Lending Office Same as Above

Schedule 1.1 – Page 5

Name and Address	Total Commitment	Total Commitment Percentage
Eastern Bank 605 Broadway, LF-24 Saugus, Massachusetts 01906 Attn: Jared H. Ward Telephone: 781-581-4261 Facsimile: 781-581-4225	$17,250,000.00	3.631578947%

LIBOR Lending Office Same as Above

United Community Bank 40 W. Broad Street, Suite 510 Greenville, South Carolina 29601 Attn: Charles D. Chamberlain Telephone: Facsimile:	$15,000,000.00	3.157894737%

LIBOR Lending Office Same as Above

Hancock Bank 2202 N. Westshore Blvd., Suite 150 Tampa, Florida 33607 Attn: Laura Musella Telephone: 727-287-3219 Facsimile: 813-877-7481	$11,225,000.00	2.363157895%

LIBOR Lending Office Same as Above

Woodforest National Bank 25234 Grogans Mill Road, Suite 450 The Woodlands, Texas 77380 Attn: Laurie Blanton Telephone: 832-375-2122 Facsimile: 832-375-3122	$8,975,000.00	1.889473684%

LIBOR Lending Office Same as Above

Schedule 1.1 – Page 6

Name and Address	Total Commitment	Total Commitment Percentage
Renasant Bank 1820 West End Avenue Nashville, Tennessee 37203 Attn: Craig Gardella Telephone: 615-234-1625 Facsimile: 615-340-3027	$6,700,000.00	1.410256316%

LIBOR Lending Office Same as Above

American Momentum Bank One Momentum Boulevard College Station, Texas 77845 Attn: Teresa Eoff Telephone: 979-599-9374 Facsimile: 979-599-5019	$5,000,000.00	1.052631579%

LIBOR Lending Office Same as Above

Mega International Commercial Bank Co., Ltd. Silicon Valley Branch 333 W. San Carlos Street, Suite 100 San Jose, California 95110 Attn: Christine Ma Telephone: 408-283-1888 Facsimile: 408-283-1678	$4,500,000.00	0.947368421%

LIBOR Lending Office Same as Above

TOTAL	$475,000,000.00	100.0%

Schedule 1.1 – Page 7